UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 20, 2007
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 20, 2007, NeuStar, Inc. (the “Company”) announced its financial results for the fourth quarter of 2006 and the 2006 fiscal year. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in Item 2.02 of this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 2.02, “Results of Operations and Financial Condition” of Form 8-K.
Item 7.01. Regulation FD Disclosure.
     On February 20, 2007, Neustar, Inc. issued a press release announcing details about stock trading plans implemented by its senior officers in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 and the Company's policies regarding stock transactions by its employees. A copy of the press release containing the announcement is included as Exhibit 99.2 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in Item 7.01 of this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The information provided under this item is provided pursuant to Item 7.01, "Regulation FD Disclosure" of Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc., dated February 20, 2007.

99.2	Press Release of NeuStar, Inc., dated February 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2007	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of NeuStar, Inc., dated February 20, 2007.

99.2	Press Release of NeuStar, Inc., dated February 20, 2007.